UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Enhanced Severance Benefits

On January 10, 2024, the Compensation and Leadership Development Committee of the Board of Directors (the “Committee”) of DocuSign, Inc. (the “Company”) approved the form of Amended and Restated Executive Severance and Change in Control Agreement (the “Restated Executive Severance Agreement”) to be entered into with certain of the Company’s executive officers, including Stephen Shute, President, Worldwide Field Operations (each a “Covered Officer”). The Restated Executive Severance Agreements were approved to coordinate and consolidate the prior amendments to the Executive Severance Agreements and to provide strong retention incentives by including certain limited enhanced benefits in the event of a Covered Officer’s termination without “Cause” from the date of execution through December 31, 2024.

The form Restated Executive Severance Agreement is described in the Company’s Form 8-K filed with the Securities and Exchange Commission on January 16, 2024, and is qualified in its entirety by reference to the full text of the form of Restated Executive Severance Agreement, which was filed as Exhibit 10.1 thereto.

On March 13, 2024, the Company and Mr. Shute entered into a second amendment and restatement of Mr. Shute’s Restated Executive Severance Agreement (the “Shute Second Restatement”) to provide that Mr. Shute will be eligible for the enhanced benefits upon either a termination without “Cause” or a resignation for “Good Reason” at any time, which benefits were previously only available upon a termination without “Cause” through December 31, 2024. As a result of the Shute Second Restatement, upon either such termination, he will be eligible for 12 months (rather than six months) of COBRA coverage and 12 months (rather than six months) of vesting acceleration under his time-based equity awards. All other terms and conditions of Mr. Shute’s Restated Executive Severance Agreement remain unchanged.

The foregoing descriptions of the Shute Second Restatement is not complete and is qualified in its entirety by reference to the full text of the Shute Second Restatement, which is filed as Exhibit 10.1 hereto.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Second Amended and Restated Executive Severance and Change in Control Agreement by and between DocuSign, Inc. and Stephen Shute, dated March 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 2024

DOCUSIGN, INC.

By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Chief Legal Officer